Harbor Diversified International All Cap Fund

Retirement Class HNIDX
Institutional Class HAIDX
Administrative Class HRIDX
Investor Class HIIDX

Summary Prospectus – March 1, 2026
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2026, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[1]	0.10%	0.18%	0.18%	0.27%
Total Annual Fund Operating Expenses	0.85%	0.93%	1.18%	1.27%
Expense Reimbursement[2]	(0.10)%	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.75%	0.83%	1.08%	1.17%
1 Restated to reflect current fees for the Investor Class.
2  The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.75%, 0.83%, 1.08%, and 1.17% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2027. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$77	$261	$462	$1,040
Institutional	$85	$286	$505	$1,134
Administrative	$110	$365	$639	$1,423
Investor	$119	$393	$687	$1,525
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18%.
Principal Investment Strategy
The Fund invests primarily (no less than 65% of its total assets under normal market conditions) in common and preferred stocks of foreign companies, including those located in emerging market countries.
The Subadvisor’s investment strategy focuses on identifying attractive long-term investment opportunities that can arise as a result of certain capital cycle, or supply-side, conditions. Capital cycle investing is based on the concept that the prospect of high returns will attract excessive capital and competition and the prospect of low returns will excessively depress new capital investments and discourage competition. The assessments of how management responds to the forces of the capital cycle through its capital allocation strategy and how it is incentivized are both critical to the investment outcome. While capital cycles are often observed at an industry level, particularly where the investment merits of an individual business are influenced by the rationality of actors within a given competitive ecosystem, they are first identified through bottom-up analysis at the company level. The Subadvisor broadly characterizes investments within two opposite points of the capital cycle:
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High Return Phase: Investments in the top half of the capital cycle, where high rates of return within a business and/or industry are being attained, are often characterized as having intrinsic pricing power that allow them to fend off competition and excess capital that would otherwise be drawn to the prospects of high returns. These types of investments can also be characterized as having a consolidated industry market structure with high barriers to entry.
■
Depressed Return Phase: Investments in the bottom half of the capital cycle, where rates of return have fallen to or below the cost of capital and where capital is being repelled as a result, are often characterized as contrarian, deep value investments where an improvement in the economic returns of a business are not accurately discounted by the broad market. A consolidating market structure, where supply and competition are removed, or a radical shift in management strategy, are often conditions leading to these types of investments.
The Subadvisor uses fundamental, bottom-up qualitative analysis to evaluate businesses and the industry within which they operate. Research meetings with company management represent a

Summary Prospectus
Harbor Diversified International All Cap Fund

significant aspect of the analysis conducted by the Subadvisor. Companies that the Subadvisor finds attractive include those that:
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Deploy capital effectively and efficiently
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Have high insider ownership and/or where company management are appropriately incentivized to focus on long-term results
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Operate in a monopolistic, oligopolistic or consolidating industry
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Show improving or high and sustainable returns on invested capital
■
Generate attractive or improving free cash-flow
Given the contrarian and long-term nature of the capital cycle, the Subadvisor’s investment strategy tends to result in a portfolio of investments that can differ significantly from the Fund’s benchmark index, with average holding periods of seven years or more for individual company investments. As part of its investment process, the Subadvisor considers environmental, social and governance (“ESG”) sustainability factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG sustainability-related considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Subadvisor allocates responsibility for sourcing investment opportunities among its portfolio managers by regions of the world, with different portfolio managers responsible for each of Europe, Japan, the Pacific Basin (including Japan) and Emerging Markets. The Subadvisor maintains an aggregate portfolio that is broadly regionally neutral relative to the region weightings in the Fund’s benchmark index. The portfolio also may have a modest exposure to emerging markets. All of the portfolio managers employ the capital cycle approach to investing across their respective regions in order to identify individual companies for investment. The investment ideas generated across each of the three regions are then combined into the Fund’s overall portfolio. This results in an inherently diversified portfolio that generally maintains investments in between 200 and 300 companies. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Capital Cycle Risk: The Subadvisor’s assessment of the capital cycle for a particular industry or company may be incorrect. Investing in companies at inopportune phases of the capital cycle can result in the Fund purchasing company stock at pricing levels that are higher than the market dynamics would support and therefore subject the Fund to greater risk that the stock price would decline rather than increase over time.
Foreign Securities Risk: An investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

Summary Prospectus
Harbor Diversified International All Cap Fund

In either event, the dollar value of an investment in the Fund would be adversely affected.
Geographic Focus Risk: The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund and may result in increased volatility and greater losses.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	19.80%	Q4 2020
Worst Quarter	-27.37%	Q1 2020

Summary Prospectus
Harbor Diversified International All Cap Fund

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Diversified International All Cap Fund
Retirement Class* Before Taxes	30.52%	7.93%	7.78%	7.40%	03-01-2016
Institutional Class Before Taxes	30.35%	7.86%	7.70%	7.32%	11-02-2015
After Taxes on Distributions	27.79%	6.80%	6.93%	N/A
After Taxes on Distributions and Sale of Fund Shares	19.48%	6.09%	6.17%	N/A
Administrative Class Before Taxes	30.12%	7.60%	7.44%	7.06%	11-02-2015
Investor Class Before Taxes	29.89%	7.47%	7.31%	6.93%	11-02-2015
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI All Country World Ex. U.S. (ND) Index^	32.39%	7.91%	8.41%	7.87%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Marathon Asset Management Limited (“Marathon-London”) has subadvised the Fund since 2015.
Portfolio Managers
Marathon-London employs a team approach, in which each portfolio manager is allocated a distinct portion of assets to manage within the Fund’s portfolio. Each portfolio manager selects stocks within their region independently from the other portfolio managers. Marathon-London’s Board of Directors is responsible for determining the allocations to each portfolio manager.
REGIONAL FOCUS: EUROPE
Charles Carter Marathon Asset Management Limited
Mr. Carter is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2015.
Nick Longhurst Marathon Asset Management Limited
Mr. Longhurst is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2015.
REGIONAL FOCUS: JAPAN
William J. Arah Marathon Asset Management Limited
Mr. Arah is a Portfolio Manager and co-founder of Marathon-London and has co-managed the Fund since 2015.

Summary Prospectus
Harbor Diversified International All Cap Fund

REGIONAL FOCUS: PACIFIC
Justin Hill Marathon Asset Management Limited
Mr. Hill is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2021.
Toma Kobayashi Marathon Asset Management Limited
Mr. Kobayashi is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2022.
REGIONAL FOCUS: EMERGING MARKETS
Alex Duffy Marathon Asset Management Limited
Mr. Duffy is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2021.
REGIONAL FOCUS: NORTH AMERICA
Robert Anstey Marathon Asset Management Limited
Mr. Anstey is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2015.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1  There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Summary Prospectus
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
March 1, 2026
Retirement Class	Institutional Class	Administrative Class	Investor Class

HNIDX	HAIDX	HRIDX	HIIDX

HF.SP.DIAC.0326
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302